Commitments and Contingencies	12 Months Ended
Dec. 31, 2019
Commitments and Contingencies Disclosure [Abstract]
Commitments and Contingencies	Commitments and Contingencies
In the ordinary course of business, we enter into contractual commitments for network affiliation agreements, the acquisition of programming and for other purchase and service agreements. Minimum payments on such contractual commitments at December 31, 2019 were: $597.0 million in 2020, $548.8 million in 2021, $281.3 million in 2022, $55.2 million in 2023, $33.4 million in 2024, and $0.2 million in later years. We expect these contracts will be replaced with similar contracts upon their expiration.

We are involved in litigation arising in the ordinary course of business, such as defamation actions and governmental proceedings primarily relating to renewal of broadcast licenses, none of which is expected to result in material loss.